                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 2003


                Advanta Business Receivables Corp., as Transferor
                 on behalf of Advanta Business Card Master Trust
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Nevada                                  333-81788                               23-2852207
   -------------------------------              ------------------------              ----------------------------
   (State or Other Jurisdiction of              (Commission File Number)              (IRS Employer Identification
           Incorporation)                                                                        Number)


                       Advanta Business Receivables Corp.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Nevada                                  333-81788                               23-2852207
   -------------------------------             ------------------------               ----------------------------
   (State or Other Jurisdiction of             (Commission File Number)               (IRS Employer Identification
           Incorporation)                                                                        Number)


Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                      89509
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:   (775) 823-3080





--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      Description of the Notes and the Receivables.

      Advanta Business Receivables Corp. (the "Registrant") registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-81788), as amended (the "Registration Statement").

      As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the "Issuer") which intends to issue $386,000,000 in aggregate principal amount of its Series 2003-A Asset Backed Notes (the "Notes") on February 25, 2003 (the "Closing Date").

      This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain opinions to be issued in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

      The primary assets of the Issuer are a pool of receivables in a portfolio of Mastercard(R) and VISA(R)1 business revolving credit card accounts.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

Exhibit No.      Description
-----------      ------------------------------------------------------------------
5.1              Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to legality, dated February 25, 2003.

8.1              Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to tax matters, dated February 25, 2003.










--------
1 MasterCard(R)and VISA(R)are federally registered servicemarks of MasterCard International Inc. and VISA U.S.A., Inc., respectively.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2003

                              ADVANTA BUSINESS CARD MASTER TRUST

                              By:      Advanta Bank Corp., as attorney-in-fact


                              By: /s/ Michael Coco
                                 ------------------------------------
                              Name: Michael Coco
                              Title: Vice President - Capital Markets and Asset/Liability Management

                              ADVANTA BUSINESS RECEIVABLES CORP.

                              By: /s/ Mark Shapiro
                                 ------------------------------------
                              Name:    Mark Shapiro
                              Title:   Vice President and Assistant Treasurer

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -------------------------------------------------------------------
5.1              Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to legality, dated February 25, 2003.

8.1              Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to tax matters, dated February 25, 2003.



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